SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2016

SARATOGA RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Texas	0-27563	76-0314489
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 79962 Houston, Texas 77279
(Address of Principal Executive Offices)(Zip Code)

512-940-1948
(Issuer Telephone number)

9225 Katy Freeway, Suite 100 Houston, Texas 77024
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On July 26, 2016, Saratoga Resources, Inc. issued a press release announcing that the U.S. Bankruptcy Court, Western District of Louisiana (the “Bankruptcy Court”) had issued an Order and Notice Approving Disclosure Statement, Fixing Time for Filing Acceptances or Rejections of Plan, Fixing Date for Confirmation Hearing and Requiring a Tabulation of Voting (the “Order”). Pursuant to the Order, the Bankruptcy Court approved the Company’s Disclosure Statement (the “Disclosure Statement”), fixed the date for filing objections to, and for filing acceptances or rejections of, the Company’s Plan of Reorganization (the “Plan”), and fixed the date of a hearing for confirmation of the Plan.

A copy of the press release is filed herewith as Exhibit 99.1.  The press release provides directions for parties desiring to obtain copies of the Disclosure Statement, Plan and Order.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press release, dated July 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA RESOURCES, INC.

Dated: July 26, 2016	By:	/s/ Andrew C. Clifford
Andrew C. Clifford
President

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